BlackRock Global Allocation Fund, Inc.

(the “Fund”)

Investor, Institutional and Class R Shares

Supplement dated June 9, 2017 to the Prospectus dated February 28, 2017, as amended and supplemented to date

Effective as of June 12, 2017, BlackRock Advisors, LLC (“BlackRock”) has agreed to convert the Fund’s voluntary management fee waiver into a contractual management fee waiver. This conversion will not change the current total net expenses of the Fund. Accordingly, effective June 12, 2017, the Fund’s Prospectus is amended as follows:

The section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock Global Allocation Fund, Inc. — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 32 and the “Intermediary-Defined Sales Charge Waiver Policies” section of the Fund’s prospectus and in the “Purchase of Shares” section on page II-73 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares		Investor B Shares		Investor C Shares		Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%		None		None		None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	[1]	4.50%	[2]	1.00%	[3]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)		Investor A Shares		Investor B Shares		Investor C Shares		Institutional Shares		Class R Shares
Management Fee[4,5]		0.75%		0.75%		0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees		0.25%		1.00%		1.00%		None		0.50%
Other Expenses[6]		0.15%		0.23%		0.14%		0.13%		0.22%
Dividend Expense/Stock Loan Fees	0.01%		0.01%		0.01%		0.01%		0.01%
Other Expenses of the Fund	0.14%		0.22%		0.13%		0.12%		0.21%
Other Expenses of the Subsidiary[6]	—		—		—		—		—
Acquired Fund Fees and Expenses[7]		0.01%		0.01%		0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses[7]		1.16%		1.99%		1.90%		0.89%		1.48%
Fee Waivers and/or Expense Reimbursements[4,5]		(0.08)%		(0.08)%		(0.08)%		(0.08)%		(0.08)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4,5]		1.08%		1.91%		1.82%		0.81%		1.40%
[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details About the Share Classes — Investor B Shares” in the Fund’s prospectus for the complete schedule of CDSCs.)

[3]	There is no CDSC on Investor C Shares after one year.

[4]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 47, BlackRock has contractually agreed to waive a portion of its management fee payable by the Fund so that such fee is reduced for average daily net assets at various asset levels through February 28, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

[5]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 47, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through February 28, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

[6]	Other Expenses include expenses of the BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”) which were less than 0.01% for the Fund’s last fiscal year.

[7]

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report which do not include Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor A Shares	$629	$867	$1,122	$1,853

Investor B Shares	$644	$967	$1,265	$2,096

Investor C Shares	$285	$589	$1,019	$2,216

Institutional Shares	$83	$276	$485	$1,089

Class R Shares	$143	$460	$800	$1,762

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Investor B Shares	$194	$617	$1,065	$2,096

Investor C Shares	$185	$589	$1,019	$2,216

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 131% of the average value of its portfolio.

The fourth through ninth paragraphs and accompanying tables in the section of the Fund’s Prospectus entitled “Management of the Fund — BlackRock” are deleted in their entirety and replaced with the following:

Effective June 12, 2017, BlackRock has agreed to contractually waive a portion of its management fee payable by the Fund through February 28, 2019, so that such fee is reduced for average daily net assets of the Fund as follows:

In Excess of	Not Exceeding	Rate Waived to
$0	$10 billion	0.75%
$10 billion	$15 billion	0.69%
$15 billion	$20 billion	0.68%
$20 billion	$25 billion	0.67%
$25 billion	$30 billion	0.65%
$30 billion	$40 billion	0.63%
$40 billion	$60 billion	0.62%
$60 billion	$80 billion	0.61%
$80 billion	-	0.60%

The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Prior to June 12, 2017, BlackRock voluntarily waived management fees in the amounts noted in the table above.

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchanged-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through February 28, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

BlackRock has voluntarily agreed to waive its management fees by the amount of advisory fees the Fund pays to BlackRock indirectly through its investment in affiliated money market funds.

For the fiscal year ended October 31, 2016, BlackRock received a fee, net of the applicable waivers, at the annual rate of 0.67% of the Fund’s average daily net assets.

Shareholders should retain this Supplement for future reference.

PRO-10810-0617SUP